Exhibit 23.2
                                                                    ------------


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 16, 2005, relating to the financial statements of Synagro Technologies, Inc., which appears in Synagro Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004.


/s/ PricewaterhouseCoopers LLP
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Houston, Texas

August 10, 2005